UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2015

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931

(Address of Principal Executive Offices)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

On June 18, 2015, Provectus Biopharmaceuticals, Inc. (the “Company”) and Alpha Capital Anstalt (“Investor”) entered into a Consent and Waiver of Rights (the “Consent and Waiver”), pursuant to which Investor agreed to reduce Investor’s right to purchase shares of the Company’s common stock from $30,000,000 to $10,000,000. The foregoing summary of the Consent and Waiver is not intended to be complete, and reference is made to the full text of the Consent and Waiver, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On June 24, 2015, the Company issued a press release (the “Maxim Press Release”) announcing the completion of its public offering (the “Offering”). The Offering consisted of 17,500,000 shares of common stock and warrants to purchase 17,500,000 shares of common stock with a public offering price of $0.75 for a fixed combination of one share of common stock and a warrant to purchase one share of common stock. At the closing, the underwriters exercised their over-allotment option with respect to warrants to purchase up to an additional 2,625,000 shares of common stock. The Company has also granted the underwriters a 45-day option to purchase up to an additional 2,625,000 shares of common stock, which expires on August 3, 2015. The Maxim Press Release also announced that warrants issued in the Offering began trading on the NYSE MKT on June 22, 2015, under the ticker symbol “PVCTWS.” A copy of the Maxim Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 24, 2015, the Company issued a press release (the “ESMO Press Release”) announcing that the abstract titled, “Phase 1 Study of PV-10 for Chemoablation of Hepatocellular Cancer and Cancer Metastatic to the Liver” to be presented at the ESMO 17th World Congress on Gastrointestinal Cancer is now available online. A copy of the ESMO Press Release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Consent and Waiver of Rights, between Provectus Biopharmaceuticals, Inc. and Alpha Capital Anstalt

99.1	Maxim Press Release, dated June 24, 2015

99.2	ESMO Press Release, dated June 24, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2015

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Peter R. Culpepper
Peter R. Culpepper
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Consent and Waiver of Rights, between Provectus Biopharmaceuticals, Inc. and Alpha Capital Anstalt

99.1	Maxim Press Release, dated June 24, 2015

99.2	ESMO Press Release, dated June 24, 2015